COMMUNITY CAPITAL TRUST

The Community Reinvestment Act Qualified Investment Fund

(the “Fund”)

CRA Shares (CRAIX)

Supplement dated May 3, 2019

to the

Summary Prospectus

dated October 1, 2018

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The purpose of this Supplement is to provide you with notice and information regarding a change in a policy pertaining to the Fund’s investments in CRA-qualifying instruments.

This change is effective on July 2, 2019 (the “Effective Date”).

The Fund’s current policy is to, under normal circumstances, invest at least 90% of its net assets in debt securities and other debt instruments that the Fund’s investment advisor, Community Capital Management, Inc. (the “Advisor”) believes will be CRA-qualifying. Effective as of the Effective Date, the Fund, under normal circumstances, will invest at least 80% of its net assets in debt securities and other debt instruments that the Advisor believes will be CRA-qualifying.

Please keep this Summary Prospectus Supplement with your records.